UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Mr. Salah Gamoudi as Chief Financial Officer and Chief Accounting Officer

Effective July 1, 2020, the Board appointed Mr. Salah Gamoudi as the Company’s Chief Financial Officer and Chief Accounting Officer.

Mr. Gamoudi, age 34, most recently served as the Company’s Vice President of Accounting and Finance beginning April 27, 2020. Prior to joining the Company, Mr. Gamoudi served as Vice President and Chief Accounting Officer at Jones Energy, Inc. from October 2018 to April 2020. Immediately before serving as Vice President and Chief Accounting Officer at Jones Energy, Inc., Mr. Gamoudi served as Chief Accounting Officer and Controller of Remora Petroleum, L.P. from 2017 to 2018. From 2015 to 2017, he served as Corporate Controller of Glacier Oil & Gas and its predecessor entity. From 2013 to 2015, he served as SOX and Internal Audit Manager of LRR Energy, L.P. and Lime Rock Resources. Prior to that, he served as an auditor for Deloitte and for Ernst & Young LLP. Mr. Gamoudi has a Bachelor of Arts in Accounting from Portland State University and is a Certified Public Accountant.

Mr. Gamoudi has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Gamoudi has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Gamoudi was not appointed as the Company’s Chief Financial Officer and Chief Accounting Officer pursuant to any arrangement or understanding with any other person.

Mr. Gamoudi receives an annual base salary of $250,000 per annum beginning April 27, 2020, and is eligible to participate in the Company’s Annual Incentive and Long Term Incentive Plans. Mr. Gamoudi is also be entitled to participate in the retirement, welfare, incentive, fringe and perquisite programs generally made available to executive officers of the Company. Mr. Gamoudi’s compensation will remain unchanged following his promotion to Chief Financial Officer and Chief Accounting Officer.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Offer Letter, which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1 Offer Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: July 2, 2020	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr. President and Chief Executive Officer